                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. 1)


Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          STYLESITE MARKETING, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                    [LOGO]

                                NASDAQ (STLE)



                               PROXY STATEMENT


                              OCTOBER 4, 1999

                           STYLESITE MARKETING, INC.
                               414 ALFRED AVENUE
                           TEANECK, NEW JERSEY 07666

       -----------------------------------------------------------------
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
       -----------------------------------------------------------------

TIME                          10:00 a.m., EST, on  October 19, 1999

PLACE                         Parker, Duryee, Rosoff & Haft
                              529 Fifth Avenue
                              New York, New York

ITEMS OF BUSINESS             o  To approve a 1-for-13 reverse common stock split
                              o  To approve the issuance and sale of more than 19.9% of the outstanding shares of our common stock on the date of sale, as required by Nasdaq rules
                              o  To approve an amendment to our certificate of incorporation to increase the authorized number of shares of common stock from 50,000,000 to 80,000,000
                              o  To transact such other business as may properly come before the meeting

RECORD DATE                   Holders of voting shares of record at the close of business, September 17, 1999, are entitled to vote at the meeting.

PROXY VOTING                  It is important that your shares be represented and voted at the meeting. Please mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope furnished for that purpose. You may revoke your proxy in the manner described in the accompanying proxy statement at any time prior to the meeting.

OCTOBER 4, 1999               WARREN H. GOLDEN
                              President and Chief Executive Officer

                               TABLE OF CONTENTS

                                                                                                              PAGE
PROXY STATEMENT............................................................................................     1
  Special Meeting .........................................................................................     1
  Proxies..................................................................................................     1
  Stockholders Entitled to Vote............................................................................     1
  Required Vote............................................................................................     1
  Cost of Proxy Solicitation...............................................................................     2
  Dissenter's Rights.......................................................................................     2
  Section 16(a) Beneficial Ownership Reporting Compliance..................................................     2

PROPOSALS..................................................................................................     2
  Proposal to Approve a 1-for-13 Reverse Common Stock Split................................................     2
  Proposal to Approve the Issuance and Sale of More Than 19.9% of the Outstanding Shares of our Common
     Stock on the Date of Sale, as Required by Nasdaq Rules................................................     4
  Proposal to Approve an Amendment to our Certificate of Incorporation to Increase the Authorized
     Number of shares of Common Stock from 50,000,000 to 80,000,000........................................

OTHER MATTERS..............................................................................................     5
  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.....................
  Availability of Principal Accountants at Special Meeting.................................................
  Stockholder Proposals....................................................................................     5
  Forms 10-K and 10-Qs Filed with the Securities and Exchange Commission...................................     5
  Financial Statements.....................................................................................

                                PROXY STATEMENT

SPECIAL MEETING

     These proxy materials are being furnished in connection with the solicitation by our Board of Directors of proxies to be voted at a Special Meeting of Stockholders and at any meeting following adjournment thereof.

     The Special Meeting will be held on October 19, 1999, beginning at 10:00 a.m., EST, at the Law Offices of Parker, Duryee, Rosoff & Haft, 529 Fifth Avenue, New York, New York.

     This Proxy Statement and accompanying forms of proxy and voting instructions are being mailed on or about October 4, 1999 to holders of our voting shares on the record date, which is September 17, 1999.

PROXIES

     Your vote is important. Because many stockholders can not personally attend the Special Meeting, it is necessary that a large number be represented by proxy. Stockholders of record may vote their shares by marking, signing, dating and mailing their proxies in the postage-paid envelope provided. Proxies may be revoked at any time before they are exercised by written notice to our Secretary, by timely delivery of a properly executed, later-dated proxy or by voting by ballot at the Special Meeting.

     All shares entitled to vote and represented by properly executed proxies received prior to the Special Meeting and not revoked will be voted at the Special Meeting in accordance with the instructions indicated in those proxies. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

     If any other matters are properly presented at the Special Meeting for consideration, including, among other things, consideration of a motion to adjourn the Special Meeting to another time or place, the persons named in the enclosed form of proxy will have discretion to vote on those matters according to the best judgment to the same extent as the person signing the proxy would be entitled to vote. At this date this proxy statement went to press, we did not anticipate that any other matters would be raised at the Special Meeting.

STOCKHOLDERS ENTITLED TO VOTE

     Holders of record of our voting shares at the close of business on September 17, 1999, the record date, are entitled to notice of and to vote at the Special Meeting. On October 4, 1999, there were 17,046,414 shares of common stock outstanding. There were also issued and outstanding Series B and C Preferred Stock which have aggregate voting rights equal to 3,500,285 shares of common stock. The common stock and the Series B and C Preferred Stock are referred to as the voting shares. Each voting share is entitled to one vote on each matter properly brought before the Special Meeting.

     A list of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting on October 19, 1999, and for 10 days prior to the Special Meeting, between the hours of 9:00 a.m. and 4:00 p.m. at the office of the transfer agent, North American Transfer Company, at 147 West Merrick Road, Freeport, New York 11520.

REQUIRED VOTE

     The presence, in person or by proxy, of the holders of a majority of the voting shares entitled to be cast by stockholders entitled to vote generally at the Special Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     The affirmative vote by the holders of the majority of the voting shares outstanding as of the record date is required to approve:

     o a 1-for-13 reverse common stock split, and

     o an increase in the number of our authorized shares of common stock from 50,000,000 to 80,000,000.

     The affirmative vote by the holders of the majority of the voting shares present in person or represented by proxy is required to

     o approve the issuance and sale of more than 19.9% of our outstanding shares of our common stock on the date of sale, as required by Nasdaq rules.

     Abstentions and broker "non-votes" will have the same effect as a vote against any proposal.

COST OF PROXY SOLICITATION

     We will pay for the cost of soliciting proxies. Proxies may be solicited by our directors or executive officers in person or by telephone, facsimile or electronic transmission. We have not engaged a third party proxy solicitor.

     In accordance with rules of the SEC, we will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of voting shares.

DISSENTER'S RIGHTS

     Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to any of the proposals in this proxy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on our records and other information, we believe that no officers, directors, beneficial owner of more than ten percent of any class of our equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or any other person subject to Section 16 of the Exchange Act with respect to StyleSite, failed to file on a timely basis reports required by
Section 16(a) of the Exchange Act during the most recent fiscal year, which ended September 30, 1998.

                                   PROPOSALS
                               PROPOSAL NUMBER 1
          PROPOSAL TO APPROVE A 1-FOR-13 REVERSE COMMON STOCK SPLIT

     On July 27, 1999, our stockholders approved a 1-for-6 reverse stock split of the issued and outstanding shares of our common stock. Our Board of Directors subsequently abandoned the 1-for-6 reverse split as a result of a recent further decrease in the price of our common stock. On September 17, 1999, the Board of Directors approved an amendment to our Certificate of Incorporation to effect a 1-for-13 reverse stock split of the issued and outstanding shares of our common stock. The amendment will increase the par value of our common stock to $0.0013 from $0.0005 but will not change the number of authorized shares of our common stock.

     Our Board of Directors has granted management the authority to increase or decrease the size of the reverse split of our common stock at the Special Meeting so that the size of the reverse split multiplied by our common stock price would be approximately $5.00. If management makes such determination to change the reverse split to other than a 1-for-13 reverse split, management is authorized and obligated to submit the change for the approval by our stockholders at the Special Meeting. Management, however, may not propose a reverse split greater than 1-for-17 without approval by our Chairman.

     The proposed amendment would amend the first paragraph of Article 4 of our Certificate of Incorporation to read as follows:

          "4. Authorized Capital. The aggregate number of shares of which the Corporation shall have authority to issue is 51,000,000, consisting of
     (i) 50,000,000 shares of common stock, par value $0.0013 per share (the "Common Stock") and (ii) 1,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). All shares shall, when issued, be issued as fully paid and nonassessable shares and the holders thereof shall not be liable for any further payment in respect thereof.

          "Simultaneously with the effective date of the filing of this amendment to the Corporation's Certificate of Incorporation (the "Effective Date"), each share of common stock, par value $0.0001 per share, of the Corporation issued and outstanding or held as treasury shares immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof, be reclassified and changed into one-thirteenth of a share of common stock, par value $0.0013 per share, which the Corporation shall be authorized to issue immediately subsequent to the Effective Date (the "New Common Stock"), and any fractional interests resulting from such reclassification will be rounded up to the nearest whole share. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall, from and after the Effective Date, be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof."

EFFECTS OF THE REVERSE SPLIT

     If the reverse split is approved by our stockholders, the reverse split will become effective on the date the proposed amendment is filed with the Delaware Secretary of State. We anticipate filing the amendment immediately prior to an underwritten public offering of our common stock or such earlier date that our Board shall choose. Our Board also may abandon the reverse split at any time prior to filing the amendment.

     The reverse split will have the effects set forth in the proposed amendment. All outstanding shares of old common stock will, without any action on the part of the holders, be deemed to represent shares of new common stock as reclassified to effect the reverse split and accordingly do no need to be replaced. Consequently, it will not be necessary to submit old certificates for exchange. If the reverse split is approved, old certificates will be deemed to represent that number of shares of new common stock into which such shares of old common stock are reclassified. Upon the sale or transfer of shares of old common stock, new certificates will be issued by our transfer agent.

     The shares of new common stock into which the shares of old common stock are reclassified and changed on the effective date will be fully paid and nonassessable.

     If the reverse split is effected, we will have outstanding approximately 1,311,263 million shares of new common stock, replacing approximately
17,046,414 million shares of old common stock. Consummation of the reverse split will not alter the number of authorized shares of our capital stock, which will remain at 50,000,000 shares of common stock and 1,000,000 shares of preferred stock. However, if Proposal 3 is approved, our authorized common stock will be increased to 80,000,000 shares. Other than the rounding up of fractional interests, the reverse split will not alter any stockholder's proportionate ownership interest in StyleSite.

     Our stockholder's equity does not change as a result of the reverse split. Our aggregate stated capital will not change because, although one-thirteenth as many shares of common stock will be issued, the par value of each share of common stock after the reverse split will be increased by thirteen times the pre-reverse split amount.

     With the possible exception of the additional shares (which should be de minimis) received by stockholders in the rounding up process to avoid fractional shares, we believe that the reverse split will result in no gain or loss or realization of taxable income to holders of our common stock under existing United States Federal income tax laws, and that the tax basis and holding period of the old common stock will carry over to the new common stock.

     In accordance with the terms of our stock option plans and outstanding warrants and non-plan options, appropriate adjustments will be made in the number of shares of common stock reserved for issuance and in the exercise price of outstanding warrants and options. The number of shares of common stock reserved for issuance pursuant to outstanding warrants and options will be divided by thirteen and the exercise price per share will be multiplied by thirteen.

PURPOSES OF THE PROPOSED REVERSE SPLIT

     The Board of Directors approved the amendment to our Certificate of Incorporation to effect the reverse split

     o to promote the effective marketability of our common stock; and

     o to ensure the continued inclusion of our common stock on Nasdaq.

     We believe that the low price per share of our common stock diminishes the effective marketability of such stock because of the reluctance of many brokerage firms to recommend lower-priced stocks to their clients. Additionally, the policies and practices of a number of brokerage firms tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of such policies and practices pertain to the payment of brokers' commissions and to time consuming procedures that operate to make the handling of lower-priced stocks unattractive to brokers from an economic perspective. The foregoing factors adversely affect the liquidity of our common stock.

     We are hopeful that the decrease in the number of shares of our common stock outstanding as a consequence of the proposed reverse split, and the anticipated corresponding increased price per share, will promote greater liquidity for our stockholders with respect to those shares held by them.

     Our common stock price has recently been trading below $1.00 per share. The Nasdaq Stock Market, where our common stock is traded, requires that, to maintain continued listing on Nasdaq, the stock price may not trade below $1.00 for a certain period of time. We believe that it would be prudent to effectuate a reverse stock split to avoid the possibility of violating this Nasdaq rule.

     We can not predict, however, whether the proposed reverse split will achieve any of these desired results, nor can we predict that

     o the price per share of our common stock immediately after the proposed reverse split will increase proportionately with the reverse split,

     o any increase can be sustained for any period of time, or

     o the market price of our common stock will exceed or remain in excess of current market prices.

     In addition, the reverse split may have the effect of creating odd lots of stock for some shareholders and such odd lots may be more difficult to sell or have higher brokerage commissions associated with the sale of such odd lots.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1-FOR-13 REVERSE COMMON STOCK SPLIT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS YOU SPECIFY OTHERWISE.

                               PROPOSAL NUMBER 2
    PROPOSAL TO APPROVE THE ISSUANCE AND SALE OF MORE THAN 19.9% OF THE OUTSTANDING SHARES OF OUR COMMON STOCK ON THE DATE OF SALE, AS REQUIRED BY
                        NASDAQ RULES

     Nasdaq rules require us to obtain shareholder approval for the issuance of securities involving the sale of more than 19.9% of our common stock at less than fair market value. Nasdaq may delist the securities of any issuer that fails to obtain such stockholder approval concerning the issuance of such shares.

     In September 1999, we agreed to issue, subject to shareholder approval, 10,950,000 and 17,550,000 shares of our common stock to Robert Rubin and The Rubin Family Irrevocable Stock Trust, respectively, which shares were valued at approximately $0.16 per share when our stock price was 5/16.

     In September 1999, to provide us with necessary availability under out credit facility with First Source Financial LLP, Mr. Rubin and the Trust transferred to First Source certain pledged assets to pay down approximately $5 million of our asset based loan facility. Mr. Rubin transferred to First Source a $1 million certificate of deposit and marketable securities worth approximately $825,000. The certificate of deposit and securities were pledged to First Source in May 1999. The Trust transferred to First Source 900,000 shares of Tadeo Holdings, Inc. common stock worth approximately $2.925 million. The Tadeo common stock was pledged by the Trust in July and August 1999 so that we could obtain an additional $2 million of availability under the revolving loan.

     Additionally, in September 1999 we agreed to sell, subject to shareholder approval, 6 million shares of our common stock to Mr. Rubin for $1 million and 600,000 shares of common stock to Jay M. Kaplowitz at a purchase price of $100,000, for the purpose of achieving compliance under certain covenants in the First Source loan facility, including repayment of advances by First Source in excess of the availability under the revolving loan.

     We believe that the above transactions are beneficial to us and our shareholders for the following reasons:

          o increase the availability under the First Source loan facility; and

          o decrease in liabilities resulting in an increase in our net worth.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE ISSUANCE AND SALE OF IN EXCESS OF 19.9% OF THE OUTSTANDING SHARES OF OUR COMMON STOCK BELOW MARKET VALUE, AS REQUIRED BY NASDAQ RULES. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THIS PROPOSAL UNLESS YOU SPECIFY OTHERWISE.

                                PROPOSAL NUMBER 3

                  AMENDMENT OF CERTIFICATE OF INCORPORATION

                 TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF

                                  COMMON STOCK

         Our Board of Directors has adopted resolutions proposing an amendment to our Certificate of Incorporation which would amend the first paragraph of
Article 4 of our Certificate of Incorporation to increase the authorized number of shares of common stock, $.0001 par value, to 80,000,000 shares from the 50,000,000 shares currently authorized. There are currently 17,046,414 shares of common stock outstanding, and outstanding Series B and C Preferred Stock which have aggregate voting rights equal to 3,500,285 shares of common stock.

         The Board believes that it is advisable to authorize for issuance a sufficient number of shares of common stock in order for us to issue shares of common stock to Mr. Rubin in accordance with Proposal Number 2 and upon the exercise of outstanding options, warrants, and other existing rights to purchase common stock. In particular, we presently do not have sufficient authorized shares to accommodate the shares to be issued to Mr. Rubin in accordance with Proposal Number 2. In addition, the Board believes that it is desirable to have the additional shares available to enable us to take advantage of favorable financing opportunities, if any, that may arise in the future. The Board believes that the availability of such shares for issuance in the future will give us greater flexibility (with respect to the purpose of such issuance and the nature of any consideration that may be received therefor) and permit such shares to be issued without the expense and delay of holding a stockholders meeting. The shares would be available for issuance by the Board without further stockholder authorization, except as may be required by law or by the rules of Nasdaq (or any other national quotation system or stock exchange on which the shares of common stock may then be listed). The issuance of any additional shares of common stock may result in a dilution of the voting power of the holders of outstanding shares of common stock and their equity interest in us.

         Although not intended as an anti-takeover device, issuing additional shares of the common stock could impede a non-negotiated acquisition of us by diluting the ownership interests of a substantial stockholder, increasing the total amount of consideration necessary for a person to obtain control of us, or increasing the voting power of friendly third-parties.

         The Board of Directors recommends a vote FOR the approval of the amendment to the Certificate of Incorporation to increase the number of shares of authorized common stock. Proxies solicited by the Board will be voted FOR this proposal unless you specify otherwise.

                                 OTHER MATTERS

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     On July 15, 1998, we appointed BDO Seidman, LLP, of New York, New York, as our principal independent certified public accountants for the fiscal year ending September 30, 1998 to replace Feldman Sherb Horowitz & Co., P.C., formerly Feldman Sherb Ehrlich & Co., P.C., who were dismissed as our principal certified public accountants effective with such appointment. The appointment was approved by our Board of Directors. Feldman Sherb Horowitz has and will continue to perform certain accounting services for us.

     During the two most recent fiscal years ended September 30, 1997 and the interim period preceding July 15, 1998, there have been no disagreements with Feldman Sherb Horowitz on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any other reportable events. Feldman Sherb Horowitz's reports on our consolidated financial statements for the two fiscal years ended September 30, 1997 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

AVAILABILITY OF PRINCIPAL ACCOUNTANTS AT SPECIAL MEETING

     A representative of BDO Seidman, LLP will be present at the Special Meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions at the meeting.


STOCKHOLDER PROPOSALS

     Proposals from our stockholders that are intended to be presented by such stockholders at our next Annual Meeting must be received by us no later than April 1, 2000 in order that such proposals be considered for inclusion in the proxy statement relating to that Annual Meeting.

FORMS 10-K AND 10-Q'S FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     Copies of our annual report on Form 10-K for the year ended September 30, 1998, and our quarterly reports on Form 10-Q for the quarters ended
December 31, 1998, March 31, 1999 and June 30, 1999, as filed with the Securities and Exchange Commission and any amendments thereto, are available to stockholders free of charge by writing to:

         StyleSite Marketing, Inc.
         414 Alfred Avenue
         Teaneck, New Jersey 07666


FINANCIAL STATEMENTS

     Our audited consolidated financial statements for the fiscal year ended September 30, 1998 and unaudited consolidated financial statements for the six months ended March 31, 1999 and the related Management's Discussion and Analysis of Financial Condition and Results of Operations are included in our Annual Report accompanying this Proxy Statement and are incorporated herein by reference. Our unaudited consolidated financial statements for the nine months ended June 30, 1999 and the related Management's Discussion and Analysis of Financial Condition and Results of Operations are included in our 1999 third quarter Form 10-Q/A-1 accompanying this Proxy Statement and is incorporated herein by reference.


                                          By Order of the Board of Directors



                                          Warren H. Golden
                                          President and Chief Executive Officer

                          STYLESITE MARKETING, INC.
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                OCTOBER 19, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints WARREN H. GOLDEN, attorney and proxy, with power of substitution and revocation, to vote, as designated below, all voting shares of StyleSite Marketing, Inc. which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders (including all adjournments thereof) of StyleSite Marketing, Inc. to be held on October 19, 1999 at 10:00 a.m., EST, at Parker, Duryee, Rosoff & Haft, 529 Fifth Avenue, New York, New York.

1. APPROVAL of an amendment to our Certificate of Incorporation to effect a 1-for-13 reverse split of our common stock.
        / /  FOR              / /  AGAINST         / /  ABSTAIN

2. APPROVAL of the issuance and sale of more than 19.9% of the outstanding shares of our common stock on the date of sale, as required by Nasdaq rules.
        / /  FOR              / /  AGAINST         / /  ABSTAIN

3. APPROVAL of an amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 80,000,000.
        / /  FOR              / /  AGAINST         / /  ABSTAIN

                                   (continued, and to be signed on reverse side)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned holder of voting shares. If no direction is given, this proxy will be voted FOR each of the proposals and in the discretion of said proxy on any other matter which may come before the meeting or any adjournments thereof.

                                          Dated:                       , 1999
                                                -----------------------


                                          -----------------------------------
                                                    Signature

                                          -----------------------------------
                                             Signature, if held jointly

                                          NOTE: When voting shares are held
                                          by joint tenants, both should sign.
                                          When signing as attorney, executor,
                                          administrator, trustee, custodian,
                                          guardian or corporate officer,
                                          please give your full title as
                                          such. If a corporation, please sign
                                          full corporate name by authorized
                                          officer. If a partnership, please
                                          sign in partnership name by
                                          authorized person.

              PLEASE FILL IN, DATE, SIGN AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.